EXHIBIT 10.1

7/06 AMENDMENT TO CREDIT AGREEMENT

effective as of July 31, 2006

amending the

8/05 AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

dated as of August 1, 2005

by and among

HOMEBANC CORP.

and

HOMEBANC MORTGAGE CORPORATION

and

JPMORGAN CHASE BANK, N.A.

as Administrative Agent, Collateral Agent and a Lender,

and

the other Lender(s) parties thereto

KEYBANK NATIONAL ASSOCIATION

as Syndication Agent

COMMERZBANK, A.G., NEW YORK BRANCH and GRAND CAYMAN BRANCH,

U.S. BANK NATIONAL ASSOCIATION,

BNP PARIBAS

and

UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

as Documentation Agents

J.P. MORGAN SECURITIES INC.

Sole Bookrunner

and Lead Arranger

$500,000,000 Senior Secured Revolving Credit

Index of Defined Terms

Page

7/06 Amendment	1
7/06 Amendment Effective Date	1
8/05 Credit Agreement	1
Agent	1
Amendment	1
Companies	1
Company	1
Current Credit Agreement	1
HC	1
HMC	1
JPMorgan	1
Lenders	1

Table of Contents

(continued)

Page

1	DEFINITIONS	2
7	COLLATERAL	2
8	CONDITIONS PRECEDENT	2
9	REPRESENTATIONS	3
16	MISCELLANEOUS	3

7/06 AMENDMENT TO CREDIT AGREEMENT

Preamble

This 7/06 Amendment to Credit Agreement (the “7/06 Amendment” or, within itself only, this “Amendment”) effective as of July 31, 2006 (the “7/06 Amendment Effective Date”) amending (for the fourth time) the 8/05 Amended and Restated Senior Secured Credit Agreement (the “8/05 Credit Agreement” and as it may be supplemented, amended or restated, the “Current Credit Agreement”), executed as of August 1, 2005, among:

(i) HOMEBANC CORP., a Georgia corporation (“HC”), its wholly-owned subsidiary, HOMEBANC MORTGAGE CORPORATION, a Delaware corporation (“HMC” HC and HMC being sometimes referred to individually as a “Company” and together as the “Companies”), each having its principal office at 2002 Summit Boulevard, Suite 100, Atlanta, Georgia 30319;

(ii) JPMORGAN CHASE BANK, N.A. (“JPMorgan”), a national banking association, acting herein as a Lender and agent and representative of the other Lenders (in that capacity JPMorgan is called the “Agent”); and

(iii) such other Lenders as may from time to time be party to this Agreement (together with JPMorgan as a lender, the “Lenders”).

HOUSTON: 007002.04171: 1100766v4

Each of the parties hereto recites and provides as follows:

Recitals

The Companies have asked the Lenders and the Agent to extend the stated Maturity Date to October 31, 2006, and the Lenders and the Agent have agreed to do so on the terms and subject to the conditions of this Amendment.

All capitalized terms used in the 8/05 Credit Agreement and used but not defined differently in this Amendment have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the 8/05 Credit Agreement amended hereby and are accordingly often nonsequential.

If there is any conflict or inconsistency between (i) these recitals and the following agreements; (ii) any of the terms or provisions of any of the other Facilities Papers and this Amendment; or (iii) any provision of this Amendment and any later supplement, amendment, restatement or replacement of it then in each case the latter shall govern and control.

Agreements

In consideration of the premises, the mutual agreements stated below and other good and valuable consideration paid by each party to each other party to this Amendment, the receipt and sufficiency of which each hereby acknowledges, the parties hereby agree as follows:

1    DEFINITIONS

1.1.	Defined Terms.

A.           The following new definitions are added to Section 1.2 of the Current Credit Agreement, in alphabetical order (except where otherwise specified).

“7/06 Amendment” means the 7/06 Amendment to Credit Agreement effective as of July 31, 2006, amending this Agreement.

“7/06 Amendment Effective Date” means July 31, 2006, the effective date of the 7/06 Amendment.

B.          Effective from and after the 7/06 Amendment Effective Date, the following definition is amended to read as follows:

“Maturity Date” means October 31, 2006, or the earlier date (the “Acceleration Date”), if any, to which maturity of the Senior Credit Notes is accelerated pursuant to this Agreement, by order of any Governmental Authority or by operation of law.

7    COLLATERAL

The provisions of Section 7.1 of the 8/05 Credit Agreement are not otherwise amended hereby. Cumulative of such existing provisions, as security for the payment of the Loan and for the payment and performance of all of the Obligations, each Company hereby GRANTS to the Agent (as agent and representative of the Lenders) a first priority security interest in all of such Company’s present and future estate, right, title and interest in and to the Collateral, in addition to and cumulative of the security interests in the Collateral granted to the Agent in the 8/05 Credit Agreement and in prior amendments, and the parties hereby declare and confirm that all such security interests were and are granted to and held by the Agent (as agent and representative of the Lenders.)

8    CONDITIONS PRECEDENT

Section 8 of the 8/05 Credit Agreement is further amended by adding the following new Section 8.6 to the end of Section 8, viz.:

8.5          Borrowings After the 7/06 Amendment Effective Date. In addition to the conditions precedent stated in Sections 8.1, 8.2, 8.3, 8.4 and 8.5 above, the obligations of the Lenders to fund and the Agent to disburse any Advances under this Agreement after the 7/06 Amendment Effective Date are subject to the condition precedent that the Agent shall have received:

(a)          the 7/06 Amendment, duly executed by each Company, the Agent and all Lenders;

2

(b)          a certificate of each Company’s corporate secretary or assistant secretary (i) as to the incumbency of the officers of such Company executing the 7/06 Amendment and all other Facilities Papers executed or to be executed by or on behalf of such Company in connection with the 7/06 Amendment, (ii) as to the authenticity of their signatures (specimens of their signatures shall be included in such certificate or set forth on an exhibit attached to it, and the Agent and the Lenders shall be entitled to rely on that certificate until such Company has furnished a new certificate to the Agent) and (iii) that there have been no amendments to the Company’s certificate of incorporation or bylaws since March 31, 2006;

(c)	a fee of $1,500 for the account of each Lender; and

(d)	such other documents, if any, as shall be specified by the Agent.

9    REPRESENTATIONS

Each Company hereby republishes its warranties and representations made in the 8/05 Credit Agreement effective (except as to those specified to relate only to a specific date) as of the 7/06 Amendment Effective Date.

16  MISCELLANEOUS

A.          This Amendment will become effective if and when it shall have been executed (in one or more counterparts) by the Companies, the Agent and Required Lenders (even if not all Lenders execute it.)

B.	Section 16.11 is amended to read as follows:

16.11     Notice Pursuant to Tex. Bus. & Comm. Code §26.02. THE 8/05 CREDIT AGREEMENT, AS AMENDED BY THE 9/05 AMENDMENT, THE 12/05 AMENDMENT, THE 5/06 AMENDMENT AND THE 7/06 AMENDMENT, AND THE OTHER FACILITIES PAPERS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(The remainder of this page is intentionally blank; signature pages follow.)

3

EXECUTED as of the 7/06 Amendment Effective Date.

HOMEBANC CORP.

By:  /s/ JAMES L. KRAKAU

Name:  James L. Krakau

Title:    Senior Vice President

HOMEBANC MORTGAGE CORPORATION

By:  /s/ JAMES L. KRAKAU

Name:  James L. Krakau

Title:    Senior Vice President

Unnumbered counterpart signature page to 7/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

JPMORGAN CHASE BANK, N.A.

as the Agent and as a Lender

By:  /s/ MICHAEL W. NICHOLSON

Name:  Michael W. Nicholson

Title:    Senior Vice President

Unnumbered counterpart signature page to 7/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

COMMERZBANK AKTIENGESELLSCHAFT

NEW YORK AND GRAND CAYMAN BRANCHES

as a Lender

By:  /s/ ARNDT E. BRUNS

Name:  ARNDT E. BRUNS

Title:    Vice President

By:  /s/ GERARD A. ARAW

Name:  Gerard A. Araw

Title:    Assistant Treasurer

Unnumbered counterpart signature page to 7/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By:  /s/ PAUL HENSON

Name:  Paul Henson

Title:    Executive Vice President

Unnumbered counterpart signature page to 7/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By:  /s/ WILLIAM J. UMSCHEID

Name:  WILLIAM J. UMSCHEID

Title:    Vice President

Unnumbered counterpart signature page to 7/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

BNP PARIBAS,

as a Lender

By:  /s/ LAURENT VANDERWIPE

Name:  LAURENT VANDERWYPE

Title:    Managing Director

By:  /s/ MARGUERITE L. LEBON

Name:  MARGUERITE L. LEBON

Title:    Vice President

Unnumbered counterpart signature page to 7/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

UNITED OVERSEAS BANK LIMITED

NEW YORK AGENCY,

as a Lender

By:  /s/ GEORGE LIM

Name:  George Lim

Title:    FVP & General Manager

By:  /s/ MARIO SHENG

Name:  Mario Sheng

Title:    AVP

Unnumbered counterpart signature page to 7/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

FIRST COMMERCIAL BANK,

NEW YORK AGENCY,

as a Lender

By:  /s/ BRUCE JU

Name:  Bruce Ju

Title:    V.P. & General Manager

Unnumbered counterpart signature page to 7/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.

BANK HAPOALIM B.M.,

as a Lender

By:  /s/ JAMES P. SURLESS

Name:  JAMES P. SURLESS

Title:    VICE PRESIDENT

By:  /s/ CHARLES MCLAUGHLIN

Name:  CHARLES McLAUGHLIN

Title:    SENIOR VICE PRESIDENT

Unnumbered counterpart signature page to 7/06 Amendment to Credit Agreement among

HomeBanc Corp., HomeBanc Mortgage Corporation, JPMorgan Chase Bank, N.A., et al.